EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR

RULE 15d-14(b) and 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of New Green Technologies, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig Huffman, Acting Chief Executive Officer and Acting Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2009	By:	/s/ Craig Huffman
Craig Huffman
Chief Executive Officer and Acting Principal Financial Officer